Heron Therapeutics JPM Update January 13, 2020 Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation, and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: the fourth-quarter 2019 and full-year 2019 net product sales for the CINV franchise; whether the FDA approves the NDA for HTX-011; the timing of the FDA’s review process for HTX-011; the timing of the commercial launch of HTX-011; the timing of the CHMP’s review process for HTX-011; whether the European Commission authorizes the MAA for HTX-011; the timing of Health Canada’s New Drug Submission (NDS) review process for HTX-011; whether Health Canada issues a Notice of Compliance for the NDS for HTX-011; the potential market opportunity for CINVANTI, SUSTOL and HTX-011; the timing and results of the studies in the HTX-011 and HTX-034 development programs; the expected future balances of Heron’s cash, cash equivalents and short-term investments; the expected duration over which Heron’s cash, cash equivalents and short-term investments balances will fund its operations; and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law.

Heron Pipeline

We are currently developing and commercializing pharmaceutical products for patients suffering from cancer or postoperative pain:

CINV*

	PRECLINICAL	CLINICAL	NDA	APPROVED
SUSTOL® (granisetron) extended-release injection	US FDA Approved for CINV Prevention*			
CINVANTI® (aprepitant) injectable emulsion	US FDA Approved for CINV Prevention*			2-minute IV Push Approved 26 Feb 2019

PAIN MANAGEMENT

	PRECLINICAL	CLINICAL	NDA	APPROVED
HTX-011	Under Investigation for Postoperative Pain via Local Application			
HTX-034	Under Investigation for Postoperative Pain via Local Application	Produces complete elimination of pain for 7 days in validated pig model of postoperative pain		

HTX-011:

- Fast Track and Breakthrough Therapy designations granted
- NDA received Priority Review; CRL received 30 Apr 2019
  - The CRL identified issues relating to CMC and non-clinical
  - No issues related to clinical efficacy or safety were noted.
- **Revised NDA submitted 26 Sep 2019 addressing CRL**
  - **New PDUFA date: 26 March 2020**
- **EU MAA filing by Centralised Procedure in March 2019**
  - **Potential CHMP opinion 2Q2020**
- **Canadian NDS screening completed**
  - **Potential approval in early 3Q2020**

*CINV: Chemotherapy-induced nausea and vomiting. SUSTOL® **(granisetron) extended-release injection** is indicated in combination with other antiemetics in adults for the prevention of acute and delayed nausea and vomiting associated with initial and repeat courses of moderately emetogenic chemotherapy (MEC) or anthracycline and cyclophosphamide (AC) combination chemotherapy regimens. **CINVANTI® (aprepitant) injectable emulsion**, in combination with other antiemetic agents, is indicated in adults for the prevention of acute and delayed nausea and vomiting associated with initial and repeat courses of highly emetogenic cancer chemotherapy (HEC) including high-dose cisplatin and nausea and vomiting associated with initial and repeat courses of moderately emetogenic cancer chemotherapy (MEC). CINVANTI has not been studied for treatment of established nausea and vomiting.

HTX-011 and HTX-034 are an investigational new drugs and are not approved by the FDA or other regulatory authority

3

HERON THERAPEUTICS

$ As many as 6.5% of patients who take opioids to manage pain after surgery may become persistent opioid users.1 That equals about 2.9 MILLION PEOPLE.1 MORE THAN 50 MILLION surgical procedures happen in the United States.1 90% of patients undergoing a surgical procedure are prescribed opioids for pain management.2 Of these 2.6 million persistent opioid users, approximately ~500,000 will become addicted to opioids.3 In addition, opioid discharge prescriptions filled by recovering surgical patients result in more than 1 billion unused pills.4,5 70% of all these opioid tablets go unused.2 90% of these pills remain inside the home in unsecured locations.6 More than $13 billion of the annual healthcare costs associated with addiction can be attributed to postoperative pain management.1,3,8 32% of all opioid addicts report first opioid exposure through leftover pills.7 References: 1. Brummett, Chad M., et al. 2017. “New Persistent Opioid Use After Minor and Major Surgical Procedures in US Adults.” JAMA Surgery 152 (6): e170504. doi:10.1001/jamasurg.2017.0504. 2. Hill, Maureen V., et al. 2017. “Wide Variation and Excessive Dosage of Opioid Prescriptions for Common General Surgical Procedures.” Annals of Surgery 265 (4): 709 -714. 3. Banta-Green, et al (2009). Opioid use behaviors, mental health and pain—Development of a typology of chronic pain patients. Drug and Alcohol Dependence 104(1-2), 34-42. _https://-doi.org/10.1016/j.drugalcdep.2009.03.021. 4. CDC 2017: Centers for Disease Control and Prevention. Opioid Overdose: U.S. Prescribing Rates Map. Available at https://www.cdc.gov/drugoverdose/maps/rxrate-maps.html. Accessed 8 March 2018. 5. Levy et al. “Trends in Opioid Analgesic-Prescribing Rates by Specialty, U.S., 2007-2012.” Am J Prev Med. 2015;49(3):409-413. 6. Bates, et al. 2011. “Overprescription of Postoperative Narcotics: A Look at Postoperative Pain Medication Delivery, Consumption and Disposal in Urological Practice.” The Journal of Urology 185 (2): 551 -55. doi:10.1016/j.juro. 2010.09.088. 7. Canfield, Marta C., et al. 2010. “Prescription Opioid Use Among Patients Seeking Treatment for Opioid Dependence:” Journal of Addiction Medicine 4 (2): 108 -13. doi:10.1097/ADM.0b013e3181b5a713. 8. The Council of Economic Advisers, 2017. The Underestimated Cost of the Opioid Crisis. The Cost of Opioids How Postoperative Opioids Can Be a Doorway to Addiction

Clinical Studies in High-Value Procedures Have Demonstrated Significantly Better Pain Reduction Than Bupivacaine Procedure Annual Volume (‘000s, US) % Local Anesthetic Use Significantly Reduced Pain vs BPV† Total Procedures Inpatient Outpatient (C-code) ASC (C-Code) Medicare Non-Medicare** Survey Ortho Surgery Knee arthroplasty 1,043 977 41 25 41% 59% 86% √ Hip arthroplasty 599 579 8 12 42% 58% 80% Shoulder arthroplasty 161 149 9 3 47% 53% 85% Rotator cuff repair 319 6 193 120 27% 73% 81% Spine procedures 1,459* 928 456 75 34% 66% 76% Bunionectomy 597 42 343 212 25% 75% 88% √ General Surgery Hernia repair 1,064 212 731 121 26% 74% 82% √ Cholecystectomy 987 323 600 64 10% 90% 83% Colon and sm bowel resection 476 457 18 1 33% 67% 75% Plastic Surgery Abdominoplasty 130 23 95 12 16% 84% 75% √ Mammoplasty 292 32 208 52 16% 84% 79% √ OB/GYN C-Section 1,168 1158 10 0 2% 98% 58% Completed studies On-going studies * Includes Laminectomy, Foraminotomy, Discectomy, Fusion ** Non Medicare includes Commercial, Medicaid and Cash Sources: DRG Claims Data 2017/ update 2018 The Link Group ATU survey May 2019 †HTX-011 produced significantly greater pain reduction than bupivacaine in Phase 2 and/or Phase 3 trials

The Commercialization of HTX-011 Advancing Pain Management HTX-011 is an investigational new drug and not approved by the FDA

EXISTING PLATFORM ADVANTAGES Established Platform With Experienced Teams in Place We are prepared for the launch of HTX-011. Our critical teams are already in place, with extensive experience in successful hospital launches. Strong KOL relationships Successful hospital and pain management launch experience IDN/hospital/ASC expertise and relationships Reimbursement infrastructure in place GPO contracts in place Full Line Wholesaler agreements and 3PL in place Safety monitoring structure in place Proven compliant execution Robust systems in place and pressure tested for blockbuster launch Commercial Leadership Key Account Management Payer GPO Trade and Distribution Pharmaco- vigilance Regulatory and Compliance Backbone Infrastructure Medical Science Liaisons

Heron has Successfully Launched a Hospital Product and Achieved >40% Market Share From Entrenched Competitor SOURCE: 867 1.8.20, IMS DDD 12.27.19 CINVANTI Hospital Share/Units Hospital share Hospital Units 528 7990 28751 51471 66774 87803 103124 118767 65% 60% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55%

CINVANTI Achieved Significant Penetration in Both the 340B and Non-340B Hospital Market   SOURCE: 867 1.8.20, IMS DDD 12.27.19

Hospital Launch Analysis
HTX-011 and CINVANTI Have Very Similar Profiles

	CINVANTI	HTX-011
Market Category	NK1 - CINV	Local Anesthetics
Annual Units	800,000 NK1 units in hospital	14M*
Brand Leader - Unit Share	EMEND IV 100%	EXPAREL 7% 1.0M** units
Generics at Launch - Unit Share	No 0%	YES 93%
New P&T Review	Yes	Yes
Clinical Differentiation	Yes – PS-80 free	Yes – beat SOC
Ease of Use	High – IV push, infusion	High - installation
Price Strategy vs. Brand	20% discount	Discount to brand likely
340b Pricing Offer	Yes	Yes
Brand 340b Pricing	Yes	No
3-year pass-through	Yes	Yes

*Lexus Target Procedures Q3 17-Q3 18
** SHA Pac units Q3 17 –Q3 18

HTX-011 is an investigational new drug and not approved by the FDA

10

HERON THERAPEUTICS

10

The Market is Large and Waiting for an Effective Non-opioid Solution

Potential Target Market

~30M Annual U.S. Surgical Procedures Requiring Postoperative Pain Management

~14M Initial Target Procedures	~7M Procedures	~9M Procedures
Target Procedures (Initial Targets) Higher-volume procedures across 4 major specialties • ~6.0M Orthopedic procedures • ~4.5M General surgery procedures • ~2.6M OB/GYN procedures • ~900K Plastic surgery procedures	**Secondary Targets** Higher-volume procedures in non-core specialties (eg, ENT, urology, hand, others)	**Tertiary Targets** Lower-volume procedures and procedures where local anesthetics are not widely used today
~$2.8B	~$1.3B	~$1.7B

Potential Market Size

Source: DRG Claims Analysis, 2016 and 2019

11

Local Anesthetics grew +22% in value and +26% in pack units in 2018, while opioids declined Large increase in ropivacaine driven by increased use of nerve block to decrease need for opioids Exparel volume growth was primarily driven by the 10ml vial and limited nerve block indication Branded Product Utilization Has Grown and is Approaching ~$1B Shift Away From Opioids Continues Product Pack Units % Change WAC % Change Avg. Cost per Patient Bupivacaine 20.8M 21% $44M 31% $5-7 Ropivacaine 1.6M 138% $24M 159% $39 Exparel 1.1M 20% $323M 16% $298 Ofirmev 10.8M 8% $422M 14% $86 On-Q* - - ~$150M - ~$320 Opioids 178.6M (18%) $1.1B (13%) - Symphony PHAST – 2017-2019 Market Data * Avanos Earnings Call 11/05/19 ; Amazon.com: Halyard Health P400X5 ON-Q Pump Fixed Flow, 400 mL, 5 mL/hour Flow Rate (Pack of Price: $1,592.58 (5 pump pack)

Clear Shift from Inpatient (no reimbursement) to Outpatient and ASC With Opportunity for Pass-Through
HTX-011 has Strategic Advantages Across All Settings of Care

13.4 » 14 MILLION
INITIAL TARGET PROCEDURES

Hospitals account for 90% (down from 91%), with 5% decline in inpatient procedures

52% » 47%
Hospital Inpatient
(6.6M procedures)

- Part of DRG payment
- Multiple SKUs - lower average cost
- ~50% connected 340B hospitals

39% » 43%
Hospital Outpatient
(6M procedures)

- 3-year pass through (C-Code)
- 340B opportunity
- Multiple SKUs - lower average cost

Ambulatory surgical centers account for 9%

8% » 9%
Ambulatory Surgical Centers (ASCs)
(1.3M procedures)

- ASP +6%
- Lower access barriers
- Targeted facilities
- Connected to top IDNs
- Multiple SKUs - lower average cost

52% of the opportunity lends itself to favorable pricing, access and reimbursement

The remaining 1% of procedures are performed at private physician practices

HERON THERAPEUTICS

Source: 2015/2018 DRG Claims Data: Procedures validated with thorough medical review for applicable procedures, DRG Claims and Lexis Nexis for annual volume – SHA for Drug Sales

13

Improved Pain Management and Reduced Opioid Use with HTX-011 Can Potentially Move More Procedures to the Outpatient Setting Source: Table 14.2.13.2 *MPADSS, modified postanaesthetic discharge scoring system. The proportion of subjects who first achieve an MPADSS score ≥9 at each timepoint was analyzed cumulatively. P-values from Fisher's exact test. p-value vs PBO:0.0070.0030.0220.0010.0770.010 P-value vs BPV:0.3470.1850.3480.0550.2430.068 HTX-011 is an investigational new drug and not approved by the FDA Significantly Faster Time to “Discharge Ready” with HTX-011 in TKA

340B + Branded Postop Pain Medication Use Inpatient Outpatient # of Hospitals Formulary Timing # Target Procedures Branded Pain Meds # Procedures Branded Pain Meds 62 0-3 200K $23M 184K $15M 201 4-8 676K $65M 624K $43M Initial Launch Focus – Fast Moving 340b Hospitals Currently Using Branded Postop Pain Medication Non-340B + Branded Postop Pain Medication Use Inpatient Outpatient # of Hospitals Formulary Timing # Target Procedures Branded Pain Meds # Procedures Branded Pain Meds 55 0-3 380K $30M 182K $20M 188 4-8 530K $59M 489K $39M ($38M) ($108M) ($50M) ($98M)

HTX-011 is Focused on the Largest Market Opportunity – Local Application THE LARGEST OPPORTUNITY TO DRIVE VALUE AND CREATE CHANGE NB: Nerve Block N = 22M Procedures DRG Foundational Insights Research Dec. 2016 Bupivacaine lidocaine Exparel others Ropivacaine NB Bupivacaine NB

HTX-011 Demonstrated Significant Pain Reduction in Nerve Block HTX-011 Instillation has Also Demonstrated Superiority to Bupivacaine NB and Similar Pain Reduction to HTX-011 Nerve Block Study 211: Compared to Placebo, Pain Reduction with HTX-011 Instillation Approximately Triple that of Bupivacaine Nerve Block Reference: Table 14.2.4.1 Program: J:\htx011\211\csr\prog\posthoc_f_14.2.10_auc_r_24h_htx400_wwocf_pctchg.sas.sas 14NOV2019 2.8x Greater Pain Reduction Than BPV Nerve Block vs PBO 2.9x Greater Pain Reduction Than BPV Nerve Block vs PBO Nerve Block Nerve Block Instillation Study 211: Phase 2b Breast Augmentation Mammoplasty HTX-011 is an investigational new drug and not approved by the FDA

HTX-011 Demonstrated Significant Reduction in Opioid Use with both Nerve Block and Instillation

Study 211: Compared to Placebo, HTX-011 Instillation has Demonstrated Significantly Greater Opioid Reduction Compared to Bupivacaine NB



p-value vs. PBO:
0.0435
0.0093
p-value vs. BPV:
0.1762
0.0455
Mean Percent Reduction in Total Opioid Consumption vs. Placebo
40
35
30
25
20
15
10
5
0
10.1%
26.1%
32.7%
Nerve Block
2.6x Greater Opioid Reduction Than BPV Nerve Block vs PBO
Nerve Block
3.2x Greater Opioid Reduction Than BPV Nerve Block vs PBO
Instillation
0-24 Hours
Bupivacaine HCl 50 mg (N=41)
HTX-011 400 mg NB (N=47)
HTX-011 400 mg Inst. (N=50)

Study 211: Phase 2b Breast Augmentation Mammoplasty

Opioid consumption is presented in mean milligrams of morphine equivalents

HTX-011 is an investigational new drug and not approved by the FDA

18

HERON THERAPEUTICS

Cross-Study Comparison of TKA Study 306 to Published Adductor Canal Nerve Block Study
HTX-011 + MMA Produced Comparable or Better Pain Scores Than Nerve Block

HTX-011 + MMA with APAP and Celecoxib in Study 306



HTX-011 400 mg/12 mg + MMA (N=51)
VAS Score (cm) (Mean ± SE)
10
9
8
7
6
5
4
3
2
1
0
1 2 4 6 8 12 24 36 48 60 72
Hours Post Study Drug Administration

Single-Shot Adductor Canal Block (SACB) & Continuous Adductor Canal Block (CACB) with MMA[1]



Mean Visual Analog Scale Pain Score
10
9
8
7
6
5
4
3
2
1
0
1 2 3 4 5 6 7 8 9 10 11 12 24 36 48 60 72
Postoperative Hours
SACB
CACB

Nerve Block Conclusions

- HTX-011 nerve block significantly reduced pain
- Instillation of HTX-011 reduced pain just as well and appears to be as good or better than bupivacaine nerve block, even with continuous infusion

1. Canbek, et al. https://doi.org/10.1016/j.aott.2019.04.001
Patients received either a single administration or continuous infusion of bupivacine plus IV diclofenac or APAP as MAA

HERON THERAPEUTICS

19

HTX-011 is an investigational new drug and not approved by the FDA

Physicians indicated a raw preference share of 56% for HTX-011 across the covered procedures Overall Wt. Average Preference Share Preference Share (%, Raw) 56% Raw preference share for HTX-011 from physicians: 56% The top procedures where physicians expected to use HTX-011 were knee arthroplasty and hernia repair Several procedures saw higher raw preference shares than prior market research, notably knee & hip arthroplasty, C-section, laparoscopic hysterectomy and spine procedures >1M Procedures in 2035 >500K Procedures in 2035 <500K Procedures in 2035 Reference: DRG Postoperative Pain Quantitative Research (Nov 2018) - n = 290 physicians; *Less than 100K procedures at peak

HTX-011 Enjoyed a Physician Preference Share of 44%



Adjusted Physician Preference Share Distribution
Other "caines"
(e.g. lidocaine, ropivacaine, generic combo, etc.)
Bupivacaine HCl
Exparel
HTX-011
25%
64%
11%
-44%
-44%
-45%
14%
36%
6%
44%
Current Therapy (Actual)
Future Therapy (Applying HTX-011 *preference* share)

- HTX-011 is likely to initially convert share from Exparel, as well as the rest of the local anesthetics (bupivacaine & other "caines")
- There is an additional opportunity to convert physicians not using local anesthetics; physicians indicated a willingness to use HTX-011 in ~30% of procedures where they are currently not using local anesthetics

Current therapy based on Claims data from 2017 for Exparel, other agents are based on 2018 Physician Survey

Data from analysis of physician static survey & conjoint - Sample includes n = 330 physicians

21

Pharmacy Directors Surveyed Prefer HTX-011 to Exparel®

Impact of HTX-011 Launch on Exparel Formulary Status


43%
33%
25%
Exparel status would stay the same
Exparel formulary status / purchasing would be made more restrictive
Exparel would be removed
% of Pharmacy Directors (DRG Survey, 2018)

N = 40 Pharmacy Directors

Formulary Status of Exparel vs. Expected HTX-011 Status


22%
56%
22%
44%
44%
12%
HTX-011 (Predicted)
EXPAREL (Stated)
Not on Formulary
On Formula, With Restrictions
On Formulary, No Restrictions

Most pharmacy directors indicate HTX-011 would displace Exparel on formulary

Over 50% of pharmacy directors report that if HTX-011 became available on their institution's formulary, Exparel would be subject to greater restrictions or would be entirely removed from formulary

For institution's with less formulary consolidation, Exparel may continue to be stocked to accommodate a small segment of patients not using HTX-011

*"We can **encourage use of [HTX-011]** by making use of **standing order sets** and our EMR system, so if we continued to carry Exparel, we would make it restricted to only patients contraindicated to Product X."*
– Pharmacy Director

Reference: DRG Pharmacy Director Survey (2018): Q27. What would happen to EXPAREL if Product X was approved on formulary at your institution?

HERON THERAPEUTICS

22

High Procedure Volume in Target Markets Provides a Robust ROW Market Opportunity Country Total Surgical Procedures Total Procedures Requiring Postop Pain Management Initial Target Procedures Remaining Secondary, Lower Volume & Procedures Currently Not Using Local Anesthetics Germany 18.6M 6.8M 4.0M 2.8M France 13.5M 4.4M 2.5M 1.9M UK 11.8M 3.8M 2.4M 1.4M Italy 10.1M 2.6M 1.9M 0.7M Spain 6.5M 2.1M 1.6M 0.5M Top 5 EU Total 60.5M 19.7M 12.4M 7.3M Canada 6.0M 1.6M 1.2M 0.4M Japan 26.0M 6.6M 2.7M 3.9M

Heron is Well Positioned to Execute a Blockbuster Launch for HTX-011 Proven track record with hospital launch success Existing robust platform and structure to support launch Significant unmet need and market opportunity Highly focused launch strategy to accelerate sales Unprecedented value proposition HTX-011 is an investigational new drug and not approved by the FDA

HTX-011 Development Program Advancing Pain Management HTX-011 is an investigational new drug and not approved by the FDA

With a pKa of 8.1, bupivacaine is sensitive to reduced pH The acidic environment associated with inflammation results in far less drug penetrating the nerve membrane and reduced anesthetic effects1,2 Local Anesthetics Exist in a Balance Between Water- and Lipid-Soluble Forms Inflammation produces an acidic environment With a one pH unit drop, 10-fold less bupivacaine is able to penetrate the nerve cell membrane A Potential Hypothesis: Inflammation, pH, and Local Anesthetic Failure HTX-011 is an investigational new drug and not approved by the FDA

1 Postoperative pain model in pigs from Castle et al, 2013 EPJ 2 Human dose of liposomal bupivacaine with 40% smaller incision (n=4 pigs in each arm) Increasing Analgesia 2 HTX-011 is Designed to Produce Marked Analgesia Through the First 72 Hours After Surgery as Demonstrated in this Preclinical Model1 HTX-011 is an investigational new drug and not approved by the FDA

HTX-011 Reduces Pain Better Than the Individual Components in Both Bunionectomy and Herniorrhaphy Phase 2 Studies



Bunionectomy
Time Interval After Study Drug Administration, Hours
0-24
0-48
0-72
p=0.0154 vs. HTX-002*
p<0.0001 vs. HTX-009*
HTX-011 60 mg (n = 52)
Bupivacaine ER 60 mg (n = 23)
Meloxicam ER (n = 30)
p=0.0208 vs. HTX-002*
p=0.0005 vs. HTX-009*
p=0.0333 vs. HTX-002*
p=0.0090 vs. HTX-009*
Herniorrhaphy
0-24
0-48
0-72
p=0.2041 vs. HTX-002*
p<0.0035 vs. HTX-009*
HTX-011 200 mg (n = 16)
Bupivacaine ER 200 mg (n = 13)
Meloxicam ER (n = 18)
p=0.0592 vs. HTX-002*
p<0.0042 vs. HTX-009*
p=0.0333 vs. HTX-002*
p=0.0072 vs. HTX-009*
AUC LSMD (vs Saline Placebo)
Greater Pain Reduction

*p-value from ANOVA, LSMD of area under the curve for HTX-011 vs. HTX-002 or HTX-009

28

HTX-011 is an investigational new drug and not approved by the FDA

HTX-011 is a single-dose application administered via a needle-free syringe to directly coat the affected tissue within the surgical site prior to suturing HTX-011 is Applied into the Surgical Site at the End of Surgery Without a Needle Reference: Data on file. HTX-011 is an investigational new drug and not approved by the FDA

Seven Active-Controlled Studies Showing Significantly Better Pain Reduction With HTX-011 Than Bupivacaine Included in NDA

Study	Phase	Surgical Model	Tissue Type	Significant for Pain Reduction vs. PBO	Significant for Pain Reduction vs. BPV	Significant Reduction in Opioid Use
202	2	Herniorrhaphy	Soft	✓	✓	✓
203	2	Abdominoplasty	Soft	✓	✓	✓
208	2	Bunionectomy	Bony	✓	✓	✓
209	2b	TKA	Bony	✓	✓	✓
211	2b	Breast Augmentation	Soft	✓	✓	✓
301	3	Bunionectomy	Bony	✓	✓	✓
302	3	Herniorrhaphy	Soft	✓	✓	✓

PBO = placebo; BPV = bupivacaine solution; TKA = total knee arthroplasty

30

HTX-011 is an investigational new drug and not approved by the FDA

EPOCH 1: Bunionectomy Results (Study 301) EPOCH 1 Follow-on: Opioid Elimination Study in Bunionectomy

EPOCH 1 Bunionectomy: HTX-011 Provided Superior Pain Reduction Through 72-hours



Pain Intensity Score* (Mean ± SE)
10
9
8
7
6
5
4
3
2
1
0
Saline Placebo (N=100)
Severe pain (≥ 7)
Bupivacaine HCl 50 mg (N=155)
HTX-011 60 mg (N=157)
AUC0-24
HTX-011 vs P: p < 0.0001
HTX-011 vs B: p < 0.0001
AUC24-72
HTX-011 vs P: p < 0.0001
HTX-011 vs B: p = 0.0072
AUC0-72
HTX-011 vs P: p < 0.0001
HTX-011 vs B: p = 0.0002
0
12
24
36
48
60
72
Time (hour)

* Using Numeric Rating Scale (NRS) with window worst observation carried forward (wWOCF)

32

HTX-011 is an investigational new drug and not approved by the FDA

HERON THERAPEUTICS

32

EPOCH 1 Follow-on: HTX-011 + OTC Acetaminophen and Ibuprofen Kept Pain in the Mild Range Through 72 Hours



Pain Intensity Score* (Mean ± SE)
10
9
8
7
6
5
4
3
2
1
0
Saline Placebo (N=100)
Severe pain ≥ 7
Bupivacaine HCl 50 mg (N=155)
HTX-011 60 mg (N=157)
Mild pain (0-4)
EPOCH 1 Follow-on: HTX-011 ≤ 60 mg + OTC (N=31)
0
12
24
36
48
60
72
Time (hour)

* Using Numeric Rating Scale (NRS) with window worst observation carried forward (wWOCF)

OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h

HTX-011 is an investigational new drug and not approved by the FDA

HERON THERAPEUTICS

33

HTX-011 Significantly Reduced Total Opioid Consumption



EPOCH 1 (Bunionectomy)
EPOCH 1 Follow-on
Opioid Consumption
(Mean MME[1] ± SE)
0-72 Hours
50
40
30
20
10
0
p < 0.0001
p = 0.0022
30.1
25.1
18.8
1.6
Saline Placebo
N=100
Bupivacaine HCl 50 mg
N=155
HTX-011 60 mg
N=157
HTX-011 ≤ 60 mg + OTC
N=31

1. Based on morphine milligram equivalents

OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h

HTX-011 is an investigational new drug and not approved by the FDA

34

HTX-011 Significantly Increased Proportion of Opioid-Free Patients



EPOCH 1 (Bunionectomy)
EPOCH 1 Follow-on
100%
80%
60%
40%
20%
0%
% Opioid-free Through 72 Hours
p < 0.0001
p = 0.0001
2.0%
11.0%
28.7%
77.4%
100% remained opioid free through Day 28
Saline Placebo N=100
Bupivacaine HCl 50 mg N=155
HTX-011 60 mg N=157
HTX-011 ≤ 60 mg + OTC N=31

OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h

35

HTX-011 is an investigational new drug and not approved by the FDA

HERON THERAPEUTICS

35

EPOCH 2: Herniorrhaphy Results (Study 302) EPOCH 2 Follow-on: Opioid Elimination Study in Herniorrhaphy

EPOCH 2 Herniorrhaphy: HTX-011 Provided Superior Pain Reduction Through 72-hours



Mean Pain Intensity Score (SE)
10
9
8
7
6
5
4
3
2
1
0
Severe pain (≥ 7)
Saline Placebo (N=82)
Bupivacaine HCl 75 mg (N=172)
HTX-011 300 mg (N=164)
AUC0-24
HTX-011 vs P: p < 0.0001
HTX-011 vs B: p < 0.0001
AUC24-72
HTX-011 vs P: p = 0.0264
HTX-011 vs B: p = 0.0007
AUC0-72
HTX-011 vs P: p = 0.0004
HTX-011 vs B: p < 0.0001
0
12
24
36
48
60
72
Time (hour)

Source: Figure 14.2.7

HTX-011 is an investigational new drug and not approved by the FDA

37

EPOCH 2 Follow-on: HTX-011 + OTC Acetaminophen and Ibuprofen Kept Pain in the Mild Range Through 72 Hours



Mean Pain Intensity Score (SE)
10
9
8
7
6
5
4
3
2
1
0
Severe pain (≥ 7)
Saline Placebo (N=82)
Bupivacaine HCl 75 mg (N=172)
HTX-011 300 mg (N=164)
EPOCH 2 Follow-on: HTX-011 300 mg + OTC (N=33)
Mild pain (0-4)
0
12
24
36
48
60
72
Time (hour)

OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h

Source: Figure 14.2.7

HTX-011 is an investigational new drug and not approved by the FDA

38

HTX-011 Significantly Reduced Total Opioid Consumption



EPOCH 2 (Herniorrhaphy)
EPOCH 2 Follow-on
Opioid Consumption (Mean MME[1] ± SE) 0-72 Hours
50
40
30
20
10
0
p < 0.0001
p = 0.0240
17.5
14.5
10.9
0.6
Saline Placebo
N=82
Bupivacaine HCl 75 mg
N=172
HTX-011 300 mg
N=164
HTX-011 300 mg + OTC
N=33

1. Based on morphine milligram equivalents

OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h

HTX-011 is an investigational new drug and not approved by the FDA

HERON THERAPEUTICS

39

HTX-011 Significantly Increased Proportion of Opioid-Free Patients p = 0.0486 p < 0.0001 EPOCH 2 Follow-on EPOCH 2 (Herniorrhaphy) % Opioid-free Through 72 Hours N=82 N=172 N=164 N=33 40.1% OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h 93% remained opioid free through Day 28 90.9% HTX-011 is an investigational new drug and not approved by the FDA

HOPE-1: Real World Evidence of Opioid-Free Recovery Post Inguinal Herniorrhaphy with HTX-011 + OTC Analgesics

HOPE-1: Near Total Opioid-Free Recovery with HTX-011 + OTC 5% N=93 in initial pilot program 93% HTX-011 is an investigational new drug and not approved by the FDA

Potential Reduction of Discharge Opioids Based on HOPE-1 Currently, following inguinal hernia repair an average of 30 opioid pills are prescribed per patient of which an average of 9 pills are consumed1 HOPE-1 Study vs Estimated Opioid Usage With Current Practice Assumptions (n=93) Pills Prescribed Pills Consumed Pills Leftover Current practice estimates 2790 837 1953 HOPE-1 results 90 33 57 Meeting of the Anesthetic and Analgesic Drug Products Advisory Committee (AADPAC)November 15, 2018 Potential Impact if HOPE-1 Extrapolated to the ~800,0002 Inguinal Hernia Surgeries Annually Pills Prescribed Pills Consumed Pills Leftover Current Practice Estimates 24,000,000 7,200,000 16,800,000 HOPE-1 Estimates 774,194 283,871 490,323 Potential Reduction with HTX-011 + OTC 23,225,806↓ 6,916,129↓ 16,309,677↓ 2. Decisions Resources Group claims data 2017 ; HTX-011 is an investigational new drug and not approved by the FDA

Phase 2b Total Knee Arthroplasty (TKA) (Study 209) Study 209 Follow-on: HTX-011 + MMA in TKA* (Study 306) *The multimodal analgesic (MMA) regimen used in this study was identical to the PILLAR Study of liposomal bupivacaine

Study 209 TKA: Results Hierarchy

HTX-011 via instillation achieved primary and key secondary endpoints for reduction in pain intensity scores

Comparison	Result
$AUC_{0\text{-}48}$ HTX-011 400 mg + Ropivacaine vs. Placebo	$p < 0.0001$
$AUC_{0\text{-}48}$ HTX-011 400 mg vs. Placebo	$p = 0.0002$
$AUC_{0\text{-}72}$ HTX-011 400 mg+ Ropivacaine vs. Placebo	$p < 0.0001$
$AUC_{0\text{-}72}$ HTX-011 400 mg vs. Placebo	$p = 0.0004$

HTX-011 is an investigational new drug and not approved by the FDA

45

HERON THERAPEUTICS

Study 209 TKA: HTX-011 Produced Significantly Superior Pain Reduction to Both Placebo and Bupivacaine Through 72 Hours Notes: Pain intensity collected using Numeric Rating Scale (NRS) LOCF for missing data and no adjustment for use of opioid rescue medication HTX-011 is an investigational new drug and not approved by the FDA

Study 209 Follow-on: HTX-011 + Generic Analgesics* Kept Pain in the MiId Range Through 72 Hours With 68% Less Opioid Than Bupivacaine HTX-011 is an investigational new drug and not approved by the FDA LOCF for missing pain data 1 4 8 * Patients received oral acetaminophen 975 to 1000 mg every 8 hours (maximum 3000 mg/d) and oral celecoxib 200 mg every 12 hours until discharge. Mont doi: 10.1016/j.arth.2017.07.024 Severe Pain Mild Pain

Cross-Study Comparison of Day 1 in Study 306 and Exparel PILLAR Study (Dysart 2019) Cross-Study Comparison of 0 – 24 Hour Results in TKA Using Pillar-Based MMA and the Same Analysis1 Study 306  HTX-011 (N=51) PILLAR Study Exparel + Bupivacaine1 (N = 70) Bupivacaine1  (N = 69) AUC0-24 VAS Pain 2 59.5 98.5 121.6 Opioid-Free 21.6% 17.1% 1.4% Mean Opioid Consumption MME (SD) 10.6 (9.2) 45.5 (35.01) 56.8 (38.26) Log-transformed Geometric Mean Opioid Consumption MME 0.54 3.5 38.5 Discharge Ready in 12 hours Based MPADSS > 9 60.8% 42.9% 27.5% https://doi.org/10.1016/j.arth.2018.12.026. Assumes LOCF as publication does not describe any correction for opioid use Disclaimer This is a cross-study comparison of Study 306 to the PILLAR Study of Exparel plus bupivacaine; these comparisons do not imply a clinical benefit of HTX-011 over Exparel HTX-011 is an investigational new drug and not approved by the FDA

Cross-Study Comparison of 48 Hour Results From Study 306 (Preliminary Results) and Exparel Pillar Study (Mont 2017) Comparison of 48 Hr Results in TKA Using Pillar-Based MMA and the Same Analysis1 Study 306  HTX-011 (N=51) PILLAR Study Exparel + Bupivacine1 (N = 70) Bupivacaine1  (N = 69) Mean AUC12-48 VAS Pain 143.2 180.8 209.3 Opioid-Free 11.8% 10% 0% Mean Opioid Consumption (MME ) 19.6 ( Median=16.7) Not Shown Not Shown Log-transformed Geometric Mean Opioid Consumption MME 3.0 18.7 84.9 < 20 MME @ 48 hr 56.9% 18.6% 4.4% > 20 and < 220 MME @ 48hr 43.1% 78.6% 87% > 220 MME @ 48 hr 0 2.9% 8.7% DID NOT Receive a Discharge Prescription for Opioids 74.5% Not Shown Not Shown 1. Mont doi: 10.1016/j.arth.2017.07.024 Disclaimer This is a cross-study comparison of Study 306 to the PILLAR Study of Exparel plus bupivacaine; these comparisons do not imply a clinical benefit of HTX-011 over Exparel HTX-011 is an investigational new drug and not approved by the FDA

Potential Reduction of Discharge Opioids Based on Study 306 Currently, following TKA an average of 90 opioid pills are prescribed per patient at the time of discharge, with an additional 4 refills over the next year1 Potential Impact on Discharge Opioids of Study 306 Extrapolated to the 1,043,000 TKA Surgeries Annually2 Pills Prescribed Current Practice Estimates With Initial Rx 93,870.000 Study 306 Results (25.5% only) 23,936,850 Potential Reduction with HTX-011 + MMA 69,933,150↓ Truven Database – Commercial patients Decisions Resources Group claims data 2018; HTX-011 is an investigational new drug and not approved by the FDA

Safety Summary HTX-011 was generally well tolerated across all Phase 2 and Phase 3 studies with no clinically meaningful differences from placebo and bupivacaine in: Overall adverse events The incidence of serious adverse events Premature discontinuations due to adverse events Potential local anesthetic systemic toxicity (LAST) adverse events Potential wound healing related adverse events No deaths on HTX-011 (one on bupivacaine) HTX-011 is an investigational new drug and not approved by the FDA

HTX-034 Development Next Generation Product for Postoperative Pain

In Addition to Changes in pH, Inflammation From Surgery Modifies Pain Pathways and Can Produce Hyperalgesia

Local tissue damage activates a variety of cells, which release inflammatory mediators[1,2]

Peripheral mediators of inflammation



Macrophage
Mast cell
Tissue damage
Platelets
Immune cells
Adenosine
ATP
PGE2
H+
TNF-α
Histamine
Bradykinin
IL-1ß
NGF
LIF
IL-6
Inflammation Mediators
Substance P
CGRP
RTK
K2P
GPCR
TRP
ASIC/P2X
Nociceptor Receptors

References: 1. Woolf CJ. Pain: moving from symptom control toward mechanism-specific pharmacologic management. *Ann Intern Med.* 2004;140(6):441-451. **2.** Basbaum AI, Bautista DM, Scherrer G, Julius D. Cellular and molecular mechanisms of pain. *Cell.* 2009;139(2): 267-284.

53

HTX-034 is an investigational new drug and not approved by the FDA

HERON THERAPEUTICS 53

HTX-034 Produces Complete Elimination of Pain Through 7 Days in Pig Postoperative Pain Model HTX-011 & HTX-034 are investigational new drugs and not approved by the FDA This validated pig model of postoperative pain has been predictive of clinical observations with HTX-011, HTX-002 and HTX-009

CINV Commercial Products

With CINVANTI Leading the Way, Heron’s CINV Portfolio Achieved 2019 Net Sales of $145.7M, an 88% Increase from 2018 CINV portfolio net sales by quarter Launch of generic Emend IV in September resulted in a small decline in CINVANTI sales in 4Q Clinic-based practices are much faster to take advantage of the arbitrage SUSTOL sales declined in 4Q due to the Refresh Program; sales should return in 1Q2021

CINVANTI – Hospital Share/Units Continued to Grow in 4Q2019 SOURCE: 867 1.8.20, IMS DDD 12.27.19

CINVANTI – Clinic Share/Units Declined in 4Q2019 Due to the Emend IV Arbitrage SOURCE: 867 1.8.20, IMS DDD 12.27.19

CINVANTI Maintains Market Leadership 15 Weeks After the Launch of Multiple EMEND IV Generics Source: IMS DDD 12.20.19

Strategy to Preserve CINVANTI Through Generic Arbitrage Leverage favorable 340B pass through status, ASP+ 6% through 2020 IV push sNDA approved further differentiating CINVANTI from Emend and generics Practices are staying with CINVANTI due to the improved safety profile they have observed CINVANTI has become an established brand across both clinics and hospital capturing 45% of the market in Q3 2019

Branded ALOXI/Palonosetron Arbitrage Lasted Much Longer Than Projected, Resulting in an Accelerated Decline in Sustol ASP Even with multiple generics on the market, the price of palonosetron did not drop as quickly as in past arbitrage periods Slow decline in prices resulted in a very long arbitrage, which also resulted in an accelerated decline in the Sustol ASP The only way to rebuild value in the brand is to implement an innovative strategy: Starting October 1, all discounting of Sustol was discontinued, which will result in lower sales In approximately 5 quarters the ASP of Sustol will reset to approximately the WAC Sustol will be re-launched with enhanced value for practices and Heron

2020 CINV Franchise Outlook CINVANTI® Cinvanti continues to have the best overall profile compared to the other available NK1 antagonists and is completely differentiated from generic fosaprepitant with the 2-min IV Push administration CINVANTI (aprepitant) injectable emulsion received unique J-Code J0185 effective January 1, 2019, so generic pricing does not effect Cinvanti reimbursement Generic fosaprepitant IV entered the market in September 2019 Due to significant sales in 340b hospitals, IV push label and other factors, we expect to maintain XX% of our market during the arbitrage Based on early price reductions within weeks of the first generic entry, the duration of the arbitrage should also be shorter than with Aloxi and essentially be over by the end of 2020 SUSTOL® To recover from the protracted palonosetron arbitrage, Heron has implemented an innovative strategy to refresh the ASP This will result in greatly reduced sales for approximately 5 quarters, followed by a significant rebound in units and revenue. CINV Franchise 2019 net product sales: ~$145.7M 2019 guidance: $115M - 120M raised to $135M 2020 net sales guidance for CINV franchise will be provided after 1Q2020 when the impact of the arbitrage is known

Financial Summary Summary Statement of Operations and Net Cash Used in Operations (In thousands, except per share data) Three Months Ended September 30, 2019 Nine Months Ended September 30, 2019 Net product sales $ 42,624 $ 110,885 Operating expenses1 77,477 262,217 Other income, net 1,258 4,503 Net loss1 $ (33,595) $ (146,829) Net loss per share2 $ (0.42) $ (1.85) Net cash used in operations $ (25,471) $ (97,603) Condensed Balance Sheet Data (In thousands) September 30, 2019 Cash, cash equivalents and short-term investments (see note above) $ 256,278 Accounts receivable, net $ 66,955 Total assets $ 392,962 Total stockholders’ equity $ 285,442 Common shares outstanding at September 30, 2019 totaled 80.0 million. Adjusting for our October 2019 public offering of common stock, as of September 30, 2019, pro forma common shares outstanding totaled 89.9 million. 1 Includes $9.7 million and $40.3 million of non-cash, stock-based compensation expense for the three and nine months ended September 30, 2019, respectively. 2 Based on 79.9 million and 79.3 million weighted-average common shares outstanding for the three and nine months ended September 30, 2019, respectively. Heron ended 2019 with cash, cash equivalents and short-term investments of ~$391 million.

Key Catalysts in Pain Management & CINV Franchises HTX-011 & HTX-034 for Postoperative Pain CINVANTI ® and SUSTOL® for CINV Revised NDA submitted 26 Sep 2019 addressing CRL New PDUFA date: 26 March 2020 EU MAA filing by Centralised Procedure in March 2019 Potential CHMP opinion 2Q2020 Canadian NDS screening completed Potential approval in early 3Q2020 2020 net sales guidance for CINV franchise will be provided after 1Q2020 when the impact of the arbitrage is known HOPE Project launched across the US Publication of Phase 3 and Phase 2b studies Phase 3 studies published in peer-reviewed journals EPOCH 1: Reg Anesth Pain Med. 2019;0:1–7. doi:10.1136/rapm-2019-100531 EPOCH 2: Hernia. doi: 10.1007/s10029-019-02023-6. Phase 2 with HTX-034 planned for 1Q2020 HTX-011 & HTX-034 are investigational new drugs and not approved by the FDA